UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): MAY 9, 2003

                           MIDWEST BANC HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

                          _____________________________

                 DELAWARE                             000-29598                         36-3252484
       (State or other jurisdiction             (Commission file number)             (I.R.S. employer
            of incorporation)                                                       identification no.)

           501 W. NORTH AVENUE                                                            60160
          MELROSE PARK, ILLINOIS                                                        (Zip Code)
       (Address of principal executive
                   offices)

       Registrant's telephone number, including area code: (708) 865-1053

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE.
         ------------------------

         As previously disclosed, on March 3, 2003, the Federal Reserve Bank of Chicago and the Illinois Office of Banks and Real Estate began a regularly scheduled examination of Midwest Banc Holdings, Inc.'s banking subsidiaries. The examination included, among other items, a review of the Company's over-all risk management, lending and credit review practices. The regulators have completed their onsite review and, based upon preliminary discussions with the regulators, the Company expects some form of informal or formal regulatory action will be taken. The Company expects to receive the written examination report later in the second quarter.

         Attached as Appendix A is a copy of the press release relating to the Company's announcement.

         Note: the information in this report (including the appendix) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

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


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MIDWEST BANC HOLDINGS, INC.



                                    By:   /s/ Brad A. Luecke
                                       -----------------------------------------
                                       Brad A. Luecke, President and
                                       Chief Executive Officer


Date:  May 9, 2003

                                                                      APPENDIX A
                                                                      ----------

                       [MIDWEST BANC HOLDINGS, INC. LOGO]


PRESS RELEASE FOR IMMEDIATE RELEASE

For further information, please contact:
Daniel R. Kadolph, Senior Vice President and Chief Financial Officer (708) 865-1053

                           MIDWEST BANC HOLDINGS, INC.
              ANNOUNCES COMPLETION OF ONSITE REGULATORY EXAMINATION

         (Melrose Park, IL - May 9, 2003). As previously disclosed, on March 3, 2003, the Federal Reserve Bank of Chicago and the Illinois Office of Banks and Real Estate began a regularly scheduled examination of Midwest Banc Holdings, Inc.'s (NASDAQ: MBHI) banking subsidiaries. The examination included, among other items, a review of the Company's over-all risk management, lending and credit review practices. The regulators have completed their onsite review and, based upon preliminary discussions with the regulators, the Company expects some form of informal or formal regulatory action will be taken. The Company expects to receive the written examination report later in the second quarter.

         Midwest Banc Holdings, Inc. provides a wide range of retail and commercial lending services, personal and corporate trust services, residential mortgage origination, and securities and insurance brokerage activities throughout the greater Chicago metropolitan area and Western Illinois. The Company's principal operating subsidiaries are: Midwest Bank and Trust Company, Midwest Bank of Western Illinois, Midwest Financial and Investment Services, Inc. and Midwest Bank Insurance Services, L.L.C.


This press release contains certain "Forward-Looking Statements," within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and should be reviewed in conjunction with the Company's Annual Report on Form 10-K and other publicly available information regarding the Company, copies of which are available from the Company upon request. Such publicly available information sets forth certain risks and uncertainties related to the Company's business which should be considered in evaluating "Forward-Looking Statements." The Company assumes no obligation to update publicly any of these statements in light of future events.